UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2023

F45 Training Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40590	84-2529722
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 South Congress Avenue, Building E

Austin, Texas 78704

(Address of Principal Executive Offices)

(737) 787-1955

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00005 per share	FXLV	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Existing Subordinated Credit Agreement

On October 20, 2023, F45 Training Holdings Inc. (the “Company”) as borrower, the lenders party thereto and Alter Domus (US) LLC as administrative agent, entered into a First Amendment to Subordinated Credit Agreement (the “Subordinated Amendment”) under the Subordinated Credit Agreement, dated as of February 14, 2023, by and among the Company, as borrower, the other loan parties party thereto, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and as Australian security trustee (as amended by the Amendment, the “Subordinated Credit Agreement”). Pursuant to the Subordinated Amendment, the lenders agreed, among other things, to extend to the Borrower credit in the form of incremental term loans in an original aggregate principal amount equal to $40,000,000, which the Company received on October 23, 2023, provide delayed draw commitments in an aggregate principal amount of up to $10,000,000, and extend the deadline under the Subordinated Credit Agreement with respect to delivery of the Company’s quarterly financial statements for the first and second fiscal quarters of 2023, together with the accompanying compliance certificate, to November 8, 2023. The delayed draw commitments are available to be drawn until the date that is fifteen months following the effective date of the Subordinated Amendment. The incremental term loans and delayed draw loans will accrue interest at a rate of 12.00% per annum, payable in kind, and will mature on August 13, 2028.

A copy of the Subordinated Amendment is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Subordinated Amendment.

Amendment to Existing Credit Agreement

On October 20, 2023, the Company, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and Australian security trustee, entered into a Fifth Amendment to Amended and Restated Credit Agreement (the “JPM Amendment”), under the Amended and Restated Credit Agreement dated as of August 13, 2021, by and among the Company, as borrower, the lenders party thereto and JPMorgan as administrative agent and Australian security trustee, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 20, 2021, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 13, 2022, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 14, 2023, and as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2023 (as amended by the Amendment, the “JPM Credit Agreement”). Pursuant to the JPM Amendment, the lenders agreed to permit the incremental loans and delayed draw commitments under the Subordinated Credit Agreement, and extend the deadline under the JPM Credit Agreement with respect to delivery of the Company’s quarterly financial statements for the first and second fiscal quarters of 2023, together with the accompanying compliance certificate, to November 8, 2023. In addition, the minimum liquidity covenant was amended to require that, as of the end of each fiscal month, the Company will not permit the sum of (i) Unrestricted Cash (as defined in the JPM Credit Agreement) and (ii) any undrawn commitments under the Specified Secured Subordinated Debt (as defined in the JPM Credit Agreement) to be less than $10,000,000, provided, however, that at no time shall the sum of (A) Unrestricted Cash and (B) any undrawn commitments under the Specified Secured Subordinated Debt be less than $7,500,000. The JPM Amendment also required that that $5,000,000 in term loans under the JPM Credit Agreement be repaid, which the Company repaid on October 23.2023.

A copy of the JPM Amendment is attached hereto as Exhibit 10.2, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the JPM Amendment.

Letter Agreement

In connection with the Subordinated Amendment, the Company and affiliates of Kennedy Lewis Investment Management LP also entered into a letter agreement, dated as of October 20, 2023 (the “Letter Agreement”), with respect to certain governance matters, including the board changes and set forth in Item 5.02 below and to extend the timeline to identify a Chief Financial Officer candidate.

A copy of the Letter Agreement is attached hereto as Exhibit 10.3, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Letter Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On October 20, 2023, Lisa Gavales, Steven Scheiwe, and Raphael Wallander, each a member of the Company’s Board of Directors (the “Board”), notified the Company that he/she was resigning from the Board effective as of immediately following the funding of the Incremental Loans under the Subordinated Amendment. At the time of these resignations, Ms. Gavales served as a member of the Nominating and Corporate Governance Committee of the Board and the Compensation Committee of the Board, Mr. Scheiwe served as a member of the Audit Committee of the Board and the Compensation Committee of the Board and Mr. Wallander served as a member of the Audit Committee of the Board. None of Ms. Gavales’s, Mr. Scheiwe’s, or Mr. Wallander’s resignations is the result of any disagreement with the Company relating to its operations, policies or practices or with the Board or management.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Subordinated Credit Agreement made and entered into as of October 20, 2023, by and among F45 Training Holdings Inc., the other Loan Parties thereto, the Lenders party thereto, and Alter Domus (US) LLC, in its capacity as administrative agent for the Secured Parties.

10.2	Fifth Amendment to the Amended and Restated Credit Agreement, dated as of February 14, 2023, among F45 Training Holdings Inc., as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and Australian Security Trustee.

10.3	Letter Agreement, dated as of October 20, 2023, among F45 Training Holdings Inc. and Kennedy Lewis Investment Management LLC and the required lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2023	F45 Training Holdings Inc.

	By:	/s/ Patrick Grosso
Patrick Grosso
Chief Legal Officer and Interim Chief Financial Officer